                                                               Exhibit 21
                                                               ----------
           H.B. FULLER COMPANY AND CONSOLIDATED SUBSIDIARIES
                    AS OF NOVEMBER 30, 1995 (US)
                 AS OF SEPTEMBER 30, 1995 (NON-US)

                                                               PERCENTAGE
                                               JURISDICTION OF  OF VOTING
                 SUBSIDIARY                     ORGANIZATION   SECURITIES
---------------------------------------------- --------------- -----------
H.B. Fuller Company                             United States
   Branches: Indonesia, Korea
H.B. Fuller Company Puerto Rico, Inc.           United States       100.0
H.B. Fuller International Inc.                  United States       100.0
   Branches: Hong Kong, Singapore
ChemEquity, Inc.                                United States       100.0
   ChemEquity Communications, Inc.              United States       100.0
F.A.I. Trading Company                          United States       100.0
Fiber-Resin Corporation                         United States       100.0
H.B. Fuller Automotive Products, Inc.           United States       100.0
Lombard Acquisition Corporation                 United States       100.0
H.B. Fuller Automotive Technology
  Systems, Inc.                                 United States       100.0
Foster Products Corporation                     United States       100.0
TEC Incorporated                                United States       100.0
Linear Products, Inc.                           United States       100.0
   Branches: Netherlands
H.B. Fuller Licensing & Financing Inc.          United States       100.0
Aireline, Inc.                                  United States       100.0 Note a

Kativo Chemical Industries, S.A.                   Panama            89.0
   (See listing of subsidiaries on the following pages.)
Pinturas Centroamericanas Costa Rica S.A.        Costa Rica         100.0
   Mundo de Colores Pintica, S.A.                Costa Rica         100.0 Note a
Pinturas Ecuatorianas, S.A.                        Ecuador          100.0
Distribuidora Americana, S.A.                      Ecuador          100.0 Note a
Glidden Panama S.A.                                Panama           100.0
Glidden Avenida Nacional, S.A.                     Panama           100.0
   Glidden Colon, S.A.                             Panama           100.0
   Glidden Chitre, S.A.                            Panama           100.0
   Glidden David, S.A.                             Panama           100.0
   Glidden Bethania, S.A.                          Panama           100.0
Glidden El Dorado, S.A.                            Panama           100.0
   Glidden Via Espana, S.A.                        Panama           100.0
   Glidden Chorrera, S.A.                          Panama           100.0
Fabrica Pinturas Glidden, S.A.                     Panama           100.0
Empresa de Admin y Distribution de Panama, S.A.    Panama           100.0 Note a

H.B. Fuller Austria GesmbH                         Austria          100.0
H.B. Fuller Belgium N.V./S.A.                      Belgium           99.8 Note b
Harved Oy                                          Finland          100.0
H.B. Fuller GmbH, Luneburg                         Germany           99.9
   Karl Sager, GmbH                                Germany          100.0
   H.B. Fuller GmbH, Munich                        Germany          100.0
   Isar-Rakoll Chemie, GmbH                        Germany          100.0 Note a
   H.B. Fuller France S.A.                         France            99.9 Note c
   H.B. Fuller Blattmann AG                      Switzerland         65.0
H.B. Fuller Italia s.r.l.                           Italy            97.0 Note d
   H.B. Fuller (Jersey) Limited                    Jersey           100.0
H.B. Fuller Nederland B.V.                       Netherlands        100.0
Prakoll, S.A.                                       Spain           100.0
H.B. Fuller Sverige AB                             Sweden           100.0

                                                              Exhibit 21
                                                              ----------
               H.B. FULLER COMPANY AND CONSOLIDATED SUBSIDIARIES
                         AS OF NOVEMBER 30, 1995 (US)
                       AS OF SEPTEMBER 30, 1995 (NON-US)

                                                               PERCENTAGE
                                               JURISDICTION OF  OF VOTING
                 SUBSIDIARY                     ORGANIZATION   SECURITIES
---------------------------------------------- --------------- -----------
H.B. Fuller Holdings Limited                        U.K.            100.0
     H.B. Fuller U.K. Limited                       U.K.            100.0
     H.B. Fuller Coatings Limited                   U.K.            100.0
     H.B. Fuller Linear Products Limited            U.K.            100.0

H.B. Fuller Canada, Inc.                           Canada           100.0
H.B. Fuller Mexico, S.A.                           Mexico           100.0

H.B. Fuller Company Australia Pty. Ltd.           Australia         100.0
H.B. Fuller (China) Adhesives Ltd.                  China            95.0
H.B. Fuller India Private Limited                   India           100.0 Note a
H.B. Fuller Japan Company, Ltd.                     Japan           100.0
H.B. Fuller Korea Co., Ltd.                         Korea           100.0
H.B.F. Adhesives (Malaysia) Sdn. Bhd.             Malaysia          100.0
H.B. Fuller Company (N.Z.) Ltd.                  New Zealand         99.9
H.B. Fuller Holdings (NZ) Ltd.                   New Zealand         99.9
     H.B. Fuller Powder Coatings (NZ) Ltd.       New Zealand        100.0
          H.B. Fuller Powder Coatings Pty. Ltd.   Australia         100.0
H.B. Fuller (Philippines), Inc.                  Philippines         80.0
H.B. Fuller-Realty (Philippines) Company         Philippines         40.0
H.B. Fuller Taiwan Company Ltd.                    Taiwan           100.0
H.B. Fuller (Thailand) Co., Ltd.                  Thailand          100.0

Multi-Clean Products Pty. Ltd.                    Australia         100.0 Note a
Multi-Clean (Lebanon) S.A.R.L.                     Lebanon          100.0 Note a
H.B. Fuller Lebanon S.A.R.L.                       Lebanon          100.0 Note a

----------------------------------------
Notes:
------
  a   Inactive Entity
  b An additional 0.2% of the outstanding voting securities is owned by H.B. Fuller GmbH, Luneburg
  c An additional 0.1% of the outstanding voting securities is owned by H.B. Fuller Company
  d An additional 3.0% of the outstanding voting securities is owned by H.B. Fuller Nederland B.V.
      H.B. Fuller SICAM S.p.A. merged into H.B. Fuller Italia s.r.l.

                                                                      Exhibit 21
                                                                      ----------
        KATIVO CHEMICAL INDUSTRIES, S.A. AND CONSOLIDATED SUBSIDIARIES
                           AS OF SEPTEMBER 30, 1995

                                                                                           PERCENTAGE
                                                                         JURISDICTION OF    OF VOTING
             SUBSIDIARY                    OWNER OF VOTING SECURITIES      ORGANIZATION    SECURITIES
--------------------------------------- -------------------------------- ---------------- -------------
Chemical Supply, S.A.                   Chemical Supply Corporation         Argentina           100.00 Note a
H.B. Fuller Argentina, S.A.             Kativo Chemical Industries, S.A.    Argentina           99.995
                                        H.B. Fuller Company                                      0.005
--------------------------------------------------------------------------------------------------------------
H.B. Fuller Latin America               Kativo Chemical Industries, S.A.     Bahamas            100.00 Note a
--------------------------------------------------------------------------------------------------------------
H.B. Fuller Bolivia, Ltda.              Kativo Chemical Industries, S.A.     Bolivia             50.00
                                        Chemical Supply Corporation                              50.00
--------------------------------------------------------------------------------------------------------------
H.B. Fuller Brasil, Ltda.               Kativo Chemical Industries, S.A.      Brazil           100.000
                                        Kativo de Panama, S.A.                                   0.000
H.B. Fuller Brasil - Sul, Ltda.         H.B. Fuller Brasil, Ltda.             Brazil             16.75 Note a
                                        Chemical Supply Corporation                              27.28
                                        Kativo Chemical Industries, S.A.                         55.97
--------------------------------------------------------------------------------------------------------------
H.B. Fuller Chile, S.A.                 Kativo Chemical Industries, S.A.      Chile              99.99
                                        Minority                                                  0.01
--------------------------------------------------------------------------------------------------------------
H.B. Fuller Colombia, Ltda.             Kativo Chemical Industries, S.A.     Colombia            98.01
                                        Minority                                                  1.99
--------------------------------------------------------------------------------------------------------------
Kativo Costa Rica, S.A.                 Kativo Chemical Industries, S.A.    Costa Rica          100.00
Kativo Comercial, S.A.                  Kativo Chemical Industries, S.A.    Costa Rica          100.00
Reca Quimica, S.A.                      Kativo Chemical Industries, S.A.    Costa Rica          100.00
H.B. Fuller Costa Rica, S.A.            Kativo Chemical Industries, S.A.    Costa Rica          100.00
Acrilicos de Centroamerica, S.A.        Kativo Chemical Industries, S.A.    Costa Rica          100.00
Analko, S.A.                            Kativo Chemical Industries, S.A.    Costa Rica          100.00 Note a
Deco Tintas, S.A.                       Kativo Chemical Industries, S.A.    Costa Rica          100.00
--------------------------------------------------------------------------------------------------------------
H.B. Fuller Dominicana, S.A.            Kativo Chemical Industries, S.A. Dominican Republic      79.08
                                        Chemical Supply Corporation                              20.92
--------------------------------------------------------------------------------------------------------------
H.B. Fuller Ecuador, S.A.               Kativo Chemical Industries, S.A.     Ecuador            50.000
                                        Chemical Supply Corporation                             49.999
                                        Minority                                                 0.001
Inversiones Kem Supply, S.A.            H.B. Fuller Ecuador, S.A.            Ecuador            100.00 Note a
--------------------------------------------------------------------------------------------------------------
Kativo de El Salvador, S.A.             Kativo Chemical Industries, S.A.   El Salvador          100.00
                                        Minority                                                  0.00
Kativo Industrial de El Salvador, S.A.  Kativo Chemical Industries, S.A.   El Salvador           80.00
                                        Chemical Supply Corporation                              20.00
H.B. Fuller El Salvador, S.A.           Kativo Chemical Industries, S.A.   El Salvador           80.00
                                        Chemical Supply Corporation                              20.00
Deco Tintas de El Salvador, S.A.        Kativo Chemical Industries, S.A.   El Salvador           80.00 Note a
                                        Chemical Supply Corporation                              20.00
--------------------------------------------------------------------------------------------------------------
Norchem, Ltda.                          Kativo Chemical Industries, S.A.   Grand Cayman         100.00 Note a
--------------------------------------------------------------------------------------------------------------
Kativo Comercial de Guatemala, S.A.     Kativo Chemical Industries, S.A.    Guatemala            80.00
                                        Chemical Supply Corporation                              20.00
Compania Mercantil de Pinturas          Kativo Chemical Industries, S.A.    Guatemala           100.00 Note a
Kativo de Guatemala, S.A.               Minority                                                  0.00
Kiosko de Pinturas, S.A.                Kativo de Guatemala, S.A.           Guatemala           100.00 Note a
                                        Minority                                                  0.00
H.B. Fuller Guatemala, S.A.             Kativo Chemical Industries, S.A.    Guatemala            80.40
                                        Chemical Supply Corporation                              19.60
Sinteticos de Guatemala, S.A.           Kativo Chemical Industries, S.A.    Guatemala            80.00 Note a
                                        Chemical Supply Corporation                              20.00
Punto de Viniles, S.A.                  Sinteticos de Guatemala, S.A.       Guatemala           100.00 Note a
Alfombras Canon de Guatemala, S.A.      Sinteticos de Guatemala, S.A.       Guatemala           100.00 Note a
--------------------------------------------------------------------------------------------------------------

Note a  -- Inactive Entity

                                                                      Exhibit 21
                                                                      ----------
        KATIVO CHEMICAL INDUSTRIES, S.A. AND CONSOLIDATED SUBSIDIARIES
                           AS OF SEPTEMBER 30, 1995

                                                                                     PERCENTAGE
                                                                   JURISDICTION OF    OF VOTING
          SUBSIDIARY                 OWNER OF VOTING SECURITIES      ORGANIZATION    SECURITIES
--------------------------------- -------------------------------- ---------------- -------------
Kativo de Honduras, S.A.          Kativo Chemical Industries, S.A.     Honduras            69.29
                                  Fuller Istmena, S.A.                                     30.65
                                  Colorcentro, S.A.                                         0.02
                                  H.B. Fuller Panama, S.A.                                  0.02
                                  Kativo de Panama, S.A.                                    0.02
Aerosoles de Centroamerica, S.A.  Kativo Chemical Industries, S.A.     Honduras            99.88
                                  H.B. Fuller Panama, S.A.                                  0.09
                                  Minority                                                  0.03
Alfombras Canon, S.A.             Kativo Chemical Industries, S.A.     Honduras            78.00 Note a
                                  H.B. Fuller Panama, S.A.                                  5.00
                                  Kativo de Panama, S.A.                                   10.00
                                  Fuller Istmena, S.A.                                      5.00
                                  Colorcentro                                               2.00
Comercial Punto de Viniles, S.A.  Kativo Chemical Industries, S.A.     Honduras            68.00 Note a
                                  Fuller Istmena, S.A.                                      8.00
                                  H.B. Fuller Panama, S.A.                                  8.00
                                  Kativo de Panama, S.A.                                    8.00
                                  Colorcentro, S.A.                                         8.00
Kiosko Comercial, S.A.            Kativo Chemical Industries, S.A.     Honduras            60.00 Note a
                                  Fuller Istmena, S.A.                                      8.00
                                  Kativo de Panama, S.A.                                   16.00
                                  H.B. Fuller Panama, S.A.                                  8.00
                                  Colorcentro, S.A.                                         8.00
Kativo Comercial, S.A.            Kativo Chemical Industries, S.A.     Honduras            15.00
                                  Fuller Istmena, S.A.                                     25.00
                                  Kativo de Panama, S.A.                                   25.00
                                  H.B. Fuller Panama, S.A.                                 15.00
                                  Colorcentro, S.A.                                        20.00
Punto de Viniles, S.A.            Kativo Chemical Industries, S.A.     Honduras            72.00 Note a
                                  Fuller Istmena, S.A.                                      8.00
                                  Kativo de Panama, S.A.                                   10.00
                                  H.B. Fuller Panama, S.A.                                  8.00
                                  Colorcentro, S.A.                                         2.00
Kiosko de Pinturas, S.A.          Kativo Chemical Industries, S.A.     Honduras            62.00 Note a
                                  Fuller Istmena, S.A.                                      8.00
                                  Kativo de Panama, S.A.                                   20.00
                                  H.B. Fuller Panama, S.A.                                  8.00
                                  Colorcentro, S.A.                                         2.00
Fabrica de Pinturas Surekote      Kativo Chemical Industries, S.A.     Honduras             0.19 Note a
de Honduras, S.A.                 Kativo de Nicaragua                                       0.10
                                  H.B. Fuller Nicaragua                                     0.10
                                  Kativo de Honduras, S.A.                                 99.52
                                  Minority                                                  0.10
Servicios e Inversiones           Kiosko de Pinturas, S.A.             Honduras             0.40 Note a
de Honduras, S.A.                 Kiosko Comercial, S.A.                                    0.40
                                  Kativo Comercial, S.A.                                    0.40
                                  Aerosoles de Centroamerica, S.A.                          0.40
                                  Kativo de Honduras, S.A.                                 98.40
Deco Tintas De Honduras, S.A.     Kativo Chemical Industries, S.A.     Honduras            80.00 Note a
                                  Chemical Supply Corporation                              19.95
                                  Kativo de Panama, S.A.                                    0.02
                                  H.B. Fuller Panama, S.A.                                  0.02
                                  Decotintas de Panama, S.A.                                0.02
H.B. Fuller Honduras, S.A.        Kativo Chemical Industries, S.A.     Honduras            20.00
                                  Fuller Istmena, S.A.                                     20.00
                                  Kativo de Panama, S.A.                                   20.00
                                  H.B. Fuller Panama, S.A.                                 20.00
                                  Chemical Supply Corporation                              20.00
Comercial Fuller, S.A.            Kativo Chemical Industries, S.A.     Honduras            61.00
                                  Kativo Comercial, S.A. (Panama)                          10.00
                                  Kativo de Panama, S.A.                                   10.00
                                  H.B. Fuller Panama, S.A.                                  4.00
                                  Chemical Supply Corporation                              15.00
--------------------------------------------------------------------------------------------------------

Note a - Inactive Entity

                                                                      Exhibit 21
                                                                      ----------
        KATIVO CHEMICAL INDUSTRIES, S.A. AND CONSOLIDATED SUBSIDIARIES
                           AS OF SEPTEMBER 30, 1995

                                                                                         PERCENTAGE
                                                                       JURISDICTION OF    OF VOTING
            SUBSIDIARY                   OWNER OF VOTING SECURITIES      ORGANIZATION    SECURITIES
------------------------------------- -------------------------------- ---------------- -------------
Industrias Kativo de Nicaragua, S.A.  Kativo Chemical Industries, S.A.    Nicaragua            99.99
                                      Minority                                                  0.01
Distribuidora Industrial y Comerci    Sinteticos, S.A.                    Nicaragua            86.00 Note a
                                      Minority                                                 14.00
H.B. Fuller Nicaragua, S.A.           Kativo Chemical Industries, S.A.    Nicaragua            99.80
                                      Minority                                                  0.20
------------------------------------------------------------------------------------------------------------
Chemical Supply Corporation           Kativo Chemical Industries, S.A.      Panama            100.00
Kativo de Panama, S.A.                Kativo Chemical Industries, S.A.      Panama            100.00
Kativo Comercial, S.A.                Kativo de Panama, S.A.                Panama            100.00
Colorcentro, S.A.                     Kativo de Panama, S.A.                Panama            100.00 Note a
Fuller Istmena, S.A.                  Kativo de Panama, S.A.                Panama            100.00
Procesamientos Contables, S.A.        Kativo de Panama, S.A.                Panama            100.00 Note a
Alquileres Industriales, S.A.         Kativo de Panama, S.A.                Panama            100.00 Note a
Alfombras Canon, S.A.                 Kativo de Panama, S.A.                Panama            100.00 Note a
Deco Tintas Comerciales, S.A.         Kativo Chemical Industries, S.A.      Panama            100.00
H.B. Fuller Panama, S.A.              Kativo Chemical Industries, S.A.      Panama            100.00
H.B. Fuller Comercial, S.A.           H.B. Fuller Panama, S.A.              Panama            100.00
Deco Tintas de Panama, S.A.           Kativo Chemical Industries, S.A.      Panama            100.00
Vigilia, S.A.                         Kativo de Panama, S.A.                Panama            100.00 Note a
Sistema Integrados, S.A.              H.B. Fuller Panama, S.A.              Panama            100.00
------------------------------------------------------------------------------------------------------------
Chemical Supply Peruana, S.A.         Chemical Supply Corporation            Peru             99.999
                                      Minority                                                 0.001
H.B. Fuller Peru, S.A.                Chemical Supply Peruana, S.A.          Peru              50.00
                                      Kativo Chemical Industries, S.A.                         50.00
------------------------------------------------------------------------------------------------------------
H.B. Fuller Uruguay, S.A.             H.B. Fuller Argentina, S.A.          Uruguay            100.00
------------------------------------------------------------------------------------------------------------
H.B. Fuller Venezuela, S.A.           Kativo Chemical Industries, S.A.    Venezuela           100.00
------------------------------------------------------------------------------------------------------------

Note a  -- Inactive Entity